[Cover Page]





                    Empirical Growth Fund

                        Annual Report
                       to Shareholders
                        May 31, 1999












                                         Empirical Growth Fund
                                         1521 Alton Road, Suite 364
                                         Miami Beach, FL 33139
                                         (305) 535-1006

Dear Shareholder:

During the past year we attempted to provide a focused growth strategy while maintaining a conservative investment portfolio to ensure safety of principal during a very volatile year. Due to a few of our key holdings releasing sales and earnings that did not meet up with analysts expectations, the Empirical Growth Fund turned in a -2.1% return for the fiscal year ending May 31st, 1999, which trailed the return of the S&P 500. The funds strategy of building its' portfolio stock by stock focusing on individual corporate success will continue. We would like to thank you for your support and look forward to servicing and expanding upon your investment needs for years to come.

                              Sincerely,



                              Kaye R. Kerr
                              President
                              Empirical Growth Fund
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                Growth of $10,000 - June 1, 1998 to May 31, 1999
		    Empirical Growth Frund vs. S&P 500

[GRAPH]


Returns for the Period 6/01/98 (fund inception) through 5/31/99

Fund/Index			One Year

Empirical Growth Fund  		 -2.10%
S&P 500 Index		         16.32%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. This chart assumes an initial investment of $10,000 in the Fund and the S&P 500 Index on June 1, 1998 and held through May 31, 1999. The S&P 500 Index is a widely recognized unmanaged Index of common stock prices. Performance figures include the change in value of the stocks in the Index and reinvestment of dividends, and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return.

 Empirical Growth Fund
                                                      Schedule of Investments
                                                                 May 31, 1999
 Shares/Principal Amount                         Market Value      % of Assets
 Asphalt Felts and Coatings
 50     Elcor Corp                                      2,019
 40     Fastenal Co.                                    2,050
                                                        4,069        3.37%
 Catalog and Mail-Order Houses
 55     Tech Data Corp.  *                              2,023        1.67%

 Computer Peripheral Equipment
 70     Lexmark International Group *                   9,529
 125    Symbol Technologies Inc.                        6,250
                                                       15,779        5.93%
 Department Stores
 175    Ames Department Stores, Inc. *                  7,175        5.93%

 Drugs/Druggists'
 140    AmeriSource Healthcare Corp. *                  4,139        3.42%

 Electric Lamp Bulbs and Tubes
 65     SLI Inc  *                                      2,104        1.74%

 Games, Toys, and Children's Vehicles
 70     JAKKS Pacific Inc *                             1,937        1.60%

 Help Supply Services
 55     Labor Ready Inc *                               1,966        1.63%

 Misc. Apparel and Accessory Stores
 100    Ross Stores, Inc.                               4,594        3.80%

 Offices and Clinics of Doctors of Medicine
 35     Laser Vision *                                  1,995        1.65%

 Ophthalmic Goods
 65     Ocular Sciences Inc *                           1,983
 65     Wesley Jessen Visioncare Inc *                  2,023
                                                        4,006        3.31%
 Orthopedic, Prosthetic, and Surgical Appliances
 70     Resmed Inc *                                    1,964        1.62%

 Overhead Traveling Cranes
 65     Terex Corp *                                    2,011        1.66%

 Prefabricated Wood Buildings and Components
 175    Champion Enterprises, Inc. *                    3,577        2.96%

* Non- Income producing securities.
The accompanying notes are an integral part of the financial statements.

Shares/Principal Amount                               Market Value   % of Assets
 Security Brokers, Dealers
 30     Southwest Securities Group                          2,003        1.66%

 Tour Operators
 205    Dial Corp.                                          6,406        5.30%

 Women's Specialty Stores
 180    Goody's Family Clothing, Inc. *                     1,957        1.62%

 Cash and Equivalents
 77,346       Star Bank Treasury                           77,346       63.97%

        Total Investments (cost $140,636)                 145,051      119.97%

        Other Assets Less Liabilities                     (24,140)     -19.97%

        Net Assets - Equivalent to $9.79 per share        120,911      100.00%
        based on 12,353 shares of capital
        stock outstanding (Note 4)

* Non-Income producing securities.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
     May 31, 1999

Assets:
     Investment Securities at Market Value                       $145,051
          (Identified Cost - 140,636)
     Cash                                                             -
     Receivables:
          Advisor                                                     -
          Dividends and Interest                                      215
     Organization Costs, net                                       35,691
               Total Assets                                       180,957
Liabilities
     Payables:
          Investment Securities Purchased                          24,430
          Shareholder Distributions                                   -
          Accrued Expenses                                         35,616
               Total Liabilities                                   60,046
Net Assets                                                       $120,911
Net Assets Consist of:
     Capital Paid In                                              122,743
     Undistributed Net Investment Income                              954
     Accumulated Realized Gain (Loss) on Investments - Net         (7,201)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net             4,415
Net Assets, for 12,353 Shares Outstanding                        $120,911
Net Asset Value and Redemption Price
     Per Share ($120,911/12,353 shares)                              9.79
Offering Price Per Share                                             9.79

The accompanying notes are an integral part of thr financial statements.

Statement of Operations
         For period ending May 31, 1999

Investment Income:
     Dividends                                                             119
     Interest                                                            2,900
          Total Investment Income                                        3,019
Expenses
     Management Fees (Note 2)                                           (6,796)
     Amortization Organization Costs                                     8,861
          Total Expenses                                                 2,065

Net Investment Income                                                      954

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (7,201)
     Unrealized Gain (Loss) from Appreciation (Depreciation) on
     Investments                                                         4,415
Net Realized and Unrealized Gain (Loss) on Investments                  (2,786)

Net Increase (Decrease) in Net Assets from Operations                   (1,832)

The accompanying notes are an integral part of the finaancial statements.

Statement of Changes in Net Assets
                                                                      6/1/98
                                                                      to
                                                                      5/31/99
From Operations:
     Net Investment Income                                                 954
     Net Realized Gain (Loss) on Investments                            (7,201)
     Net Unrealized Appreciation (Depreciation)                          4,415
     Increase (Decrease) in Net Assets from Operations                  (1,832)
From Distributions to Shareholders
     Net Investment Income                                                   0
     Net Realized Gain (Loss) from Security Transactions                     0
     Net  Increase (Decrease) from Distributions                             0
From Capital Share Transactions:
     Proceeds From Sale of 2,353 Shares                                 22,743
     Net Asset Value of 0 Shares Issued on Reinvestment of Dividends         0
     Cost of 0 Shares Redeemed                                               0
                                                                        22,743

Net Increase  in Net Assets                                             20,911
Net Assets at Beginning of Period   (including undistributed net
     investment income of $0)                                          100,000
Net Assets at End of Period (including undistributed net investment
     income of $834)                                                   120,911

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the period:    6/1/98
                                                                  to
                                                                5/31/99
Net Asset Value -
     Beginning of Period                                                10.00
Net Investment Income                                                    0.10
Net Gains or Losses on Securities
     (realized and unrealized)                                          (0.31)
Total from Investment Operations                                        (0.21)
Dividends
     (from net investment income)                                        0.00
Distributions (from capital gains)                                       0.00
Return of Capital                                                        0.00
     Total Distributions                                                 0.00
Net Asset Value -
     End of Period                                                       9.79
Total Return                                                            -2.10%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                    121

Ratio of Expenses to Average Net Assets                                  1.95%
Ratio of Net Income to Average Net Assets                                2.85%
Portfolio Turnover Rate                                                 27.57%

the accompanying notes are an integral part of the financial statements.

Empirical Growth Fund
                                              Notes to Financial Statements
                                                               May 31, 1999




1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is diversified series of Empirical Investment Funds (the "Trust") a no-load, open-end, diversified, management investment company registered under the Investment Company Act of 1940 and organized under Delaware law as a business trust under a Declaration of Trust dated September 29, 1997. The Fund's investment objective is to achieve superior risk-adjusted capital appreciation on long-term investment dollars. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional- size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Empirical Growth Fund
                                              Notes to Financial Statements
                                                               May 31, 1999

2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Worldwide Financial Management Associates, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% of its average daily net assets up to and including $200 million, 1.90% of its average daily net assets from $200 million up to and including $500 million, 1.85% of its average daily net assets from $500 million up to and including $1 billion, and 1.80% of its average daily net assets in excess of $1 billion, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.95%. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. The Fund pays its organizational expenses. As a result of the above calculation, for the year ended May 31, 1999, the management fee amounted to $(6,796).


3.)   RELATED PARTY TRANSACTIONS
  The owner of Worldwide Financial Management Associates, Inc. is also an owner and/or trustee of the Empirical Growth Fund. This individual may receive benefits from any management fee paid to the Advisor. Trustees were paid $2,000 by the Advisor pursuant to the Management Agreement.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At May 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $122,743.
  Transactions in common stock were as follows:

Shares sold                               2,353
Shares issued to shareholders in
reinvestment of dividends                     0
                                          2,353
Shares redeemed
                                              0
Net Increase                              2,353
Shares Outstanding:
Beginning of Period
                                         10,000
End of Period

                                         12,353


5.)   PURCHASES AND SALES OF SECURITIES
  During the year ending May 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $82,784 and $12,292 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of May 31, 1999.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at May 31, 1999 was the same as identified cost.

  At May 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
     9,952           (5,537)             4,415

8.)   ORGANIZATION COSTS
  Organization costs are being amortized on a straight-line basis over a five-year period. In the event the initial shareholder redeems its funds prior to the time the organization costs have been fully amortized, the redemptions will be reduced by an amount equal to the unamortized portion of the organization costs.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Empirical Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Empirical Growth Fund, including the schedule of portfolio investments, as of May 31, 1999,and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empirical Growth Fund as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
June 18, 1999
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